PIA MBS Bond Fund Managed Account Completion Shares (MACS) (PMTGX) Summary Prospectus March 30, 2014

Before you invest, you may want to review the PIA MBS Bond Fund’s (the “MBS Bond Fund” or the “Fund”) Statutory Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated March 30, 2014, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.piamutualfunds.com.  You can also get this information at no cost by calling 1-800-251-1970 or by sending an email request to piamutualfunds@pacificincome.com.

Investment Objective
The MBS Bond Fund’s investment objective is to seek to provide a total rate of return that approximates that of mortgage-backed securities (“MBS”) included in the Barclays Capital U.S. MBS Fixed Rate Index (the “MBS Index”).

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the MBS Bond Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	None
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.22%
(1)
Pacific Income Advisers, Inc. (the “Adviser’) will not charge a fee for its advisory services to the MBS Bond Fund.  However, investors in the Fund are clients of the Adviser and pay the Adviser an advisory fee to manage their assets, which include assets invested in the Fund.  The Adviser has voluntarily agreed to pay for all operating expenses (excluding acquired fund fees and expenses “AFFE”) incurred by the Fund through September 30, 2014 (the “voluntary expense limitation”).  The Adviser will discontinue this waiver arrangement effective October 1, 2014.  The Adviser may not recoup amounts subject to the voluntary expense limitation in future periods.  Investors should carefully consider the separate fees charged in connection with investment in the Fund.

Example
This Example is intended to help you compare the cost of investing in the MBS Bond Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$23	$71	$124	$280

Portfolio Turnover
The MBS Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 290% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal market conditions, the MBS Bond Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that meet the criteria for inclusion in the MBS Index.  In pursuing its objective, the Adviser attempts to provide a return that exceeds the total rate of return of the MBS Index, although there is no guarantee that the Adviser will be able to do so.  The MBS Index represents the universe of mortgage-backed securities issued by the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) with a minimum issue size of $1 billion, effective as of April 1, 2014.  The Adviser will primarily consider credit quality, effective duration and yield in selecting investments for the MBS Bond Fund’s portfolio.  The weighted average duration of the MBS Bond Fund will generally be in a range of plus or minus one year of the effective duration of the MBS Index.

The MBS Bond Fund may invest up to 20% of its net assets in futures, options and other derivatives.  The MBS Bond Fund may sometimes use derivatives as a substitute for taking positions in bonds and/or as part of a strategy designed to reduce exposure to other risks.  The MBS Bond Fund may also utilize the “To Be Announced” (“TBA”) market for MBS for up to 100% of its net assets.  The TBA market allows investors to gain exposure to MBS securities with certain broad characteristics (maturity, coupon, age) without taking delivery of the actual securities until the settlement day which is once every month.  In addition, the MBS Bond Fund may utilize the dollar roll market, in which one sells, in the TBA market, the security for current month settlement, while simultaneously committing to buy the same TBA security for next month settlement.  The MBS Bond Fund may utilize the dollar roll market for extended periods of time without taking delivery of the physical securities.  The MBS Bond Fund may also invest up to 20% of its net assets in collateralized mortgage obligations (“CMOs”), asset-backed securities, commercial mortgage-backed securities and other mortgage-related securities that are not part of the MBS Index.

The MBS Bond Fund’s annual portfolio turnover rate will generally exceed 100%.

The Adviser will sell a security as part of its overall investment decision to:  remove an overvalued security or reposition the Fund’s assets into a more attractive security.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the MBS Bond Fund.  The success of the Fund cannot be guaranteed.  There are risks associated with investments in the types of securities in which the Fund invests.  These risks include:

•
Market Risk. The prices of the securities in which the MBS Bond Fund invests may decline for a number of reasons, including in response to economic developments and perceptions about the creditworthiness of individual issuers.

•
Management Risk. The MBS Bond Fund is subject to management risk because it is an actively managed portfolio.  The Adviser’s management practices and investment strategies might not work to produce the desired results.

•
Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

•	Credit Risk. The issuers of the bonds and other debt securities held by the MBS Bond Fund may not be able to make interest or principal payments.

•
Prepayment Risk. Issuers of securities held by the MBS Bond Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates.  Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Prepayment risk is a major risk of mortgage-backed securities.

•
Risks Associated with Real Estate and Regulatory Actions.  The securities that the MBS Bond Fund owns are dependent on real estate prices.  Although some of the securities in the Fund are expected to either have a U.S. Government sponsored entity guarantee or be AAA rated by Moody’s, Standard & Poor’s and/or Fitch, if real estate experiences a significant price decline, this could adversely affect the prices of the securities the Fund owns.  Any adverse regulatory action could impact the prices of the securities the Fund owns.

•	Liquidity Risk. Low or lack of trading volume may make it difficult to sell securities held by the MBS Bond Fund at quoted market prices.

•
Derivatives Risk. The MBS Bond Fund may invest in derivative securities for both bona fide hedging purposes and for speculative purposes.  A derivative security is a financial contract whose value is based on (or “derived from”) a traditional security (such as a bond) or a market index.  Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security.

•
TBA Securities Risk.  The MBS Bond Fund may invest in TBA securities. In a TBA transaction, a seller agrees to deliver a security at a future date, but does not specify the particular security to be delivered. Instead, the seller agrees to accept any security that meets specified terms. The principal risks of TBA transactions are increased credit risk and increased overall investment exposure.

•
CMO Risk.  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal on CMOs is paid, in most cases, semiannually.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.  CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk.

•
Dollar Roll Risk.  Dollar rolls involve the risk that the MBS Bond Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time.  If the buyer files for bankruptcy or becomes insolvent, the buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation.  In addition, the Fund earns interest by investing the transaction proceeds during the roll period.  Dollar roll transactions may have the effect of creating leverage in the Fund’s portfolio.

•
Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.  A high portfolio turnover rate also leads to higher transactions costs.

•
Leverage Risk.  Leverage risk is the risk that losses from a derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

•
Risks Associated with Inflation and Deflation. Inflation risk is the risk that the rising cost of living may erode the purchasing power of an investment over time.  Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation.

•
Government-Sponsored Entities Risk.  The MBS Bond Fund invests in securities issued or guaranteed by government-sponsored entities, including GNMA, FNMA and FHLMC.  However, these securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

•
Risks Associated with Mortgage-Backed Securities.  These risks include Market Risk, Interest Rate Risk, Credit Risk and Prepayment Risk, as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be very volatile.  In particular, events related to the U.S. housing market in recent years have had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in these securities.

•
Asset-Backed Securities Risks.  These risks include Market Risk, Interest Rate Risk, Credit Risk, and Prepayment Risk.  Asset-backed securities may decline in value when defaults on the underlying assets occur and may exhibit additional volatility in periods of changing interest rates.  When interest rates decline, the prepayment of assets underlying such securities may require the Fund to reinvest that money at lower prevailing interest rates, resulting in reduced returns.

Performance
The following performance information provides some indication of the risks of investing in the MBS Bond Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.piamutualfunds.com or by calling the Fund toll-free at 1-800-251-1970.

Calendar Year Total Returns as of December 31

During the period shown on the bar chart, the MBS Bond Fund’s highest total return for a quarter was 4.22% (quarter ended December 31, 2008) and the lowest total return for a quarter was -1.86% (quarter ended June 30, 2013).

Average Annual Total Returns (for the periods ended December 31, 2013)	1 Year	5 Years	Since Inception (02/28/2006)
PIA MBS Bond Fund
Return Before Taxes	-1.43%	3.58%	4.76%
Return After Taxes on Distributions	-2.56%	2.07%	2.91%
Return after Taxes on Distributions and Sale of Fund Shares	-0.81%	2.23%	3.05%
Barclays Capital U.S. MBS Fixed Rate Index (reflects no deduction for fees, expenses or taxes)	-1.45%	3.80%	4.89%

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the MBS Bond Fund through tax-deferred arrangements, such as 401(k) plans or IRAs.  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Adviser:  Pacific Income Advisers, Inc. is the investment adviser of the MBS Bond Fund.

Portfolio Managers:  The following individuals serve as the MBS Bond Fund’s portfolio managers:

Portfolio Manager	Years of Service with the Fund	Primary Title with the Adviser
Lloyd McAdams, CFA, CEBS	8	Chairman and Chief Investment Officer
Evangelos Karagiannis, Ph.D., CFA	8	Senior Vice President

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem MBS Bond Fund shares on any business day by written request via mail (PIA MBS Bond Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-251-1970, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular and Retirement Accounts	$1,000	$50
Automatic Investment Plan (for Regular Accounts)	$1,000	$50
Automatic Investment Plan (for IRAs)	$50	$50

Tax Information
MBS Bond Fund distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as an IRA or 401(k) plan.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the MBS Bond Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.